UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026

GRAF GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42142 (Commission File Number)	N/A (IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GRAF.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	GRAF	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GRAF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On June 12, 2026, Graf Global Corp., a Cayman Islands exempted company (“Graf”) and BIG3 HoldCo LLC, a Delaware limited liability company (“Big3”) issued a joint press release announcing their entry into the business combination agreement (the “Business Combination Agreement”) relating to a proposed business combination (the “Business Combination”) among Graf, Big3 and the other parties thereto (the “Parties”). The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Graf and Big3 have prepared for use in connection with the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Parties to the Business Combination Agreement intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that Halfcourt Holdco, Inc., a Delaware corporation (“PubCo”), and Big3 intend to file in connection with the proposed Business Combination (the “Registration Statement”), and after the Registration Statement is declared effective, Graf will mail the proxy statement included therein to holders of Graf’s ordinary shares in connection with Graf’s solicitation of proxies for the vote of the Graf shareholders with respect to the proposed Business Combination.

This Current Report on Form 8-K (this “Report”) is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov.

Additional Information About the Extension and Where to Find it

Graf filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with Graf’s solicitation of proxies for the vote by Graf shareholders to approve an amendment to Graf’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which Graf must consummate an initial business combination. Graf has filed and mailed the Extension Proxy Statement to Graf’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. Graf may also file other relevant documents regarding the Extension with the SEC. This Report does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Graf, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with Graf’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about Graf and the Extension.

Participants in the Solicitation

The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the proposed Business Combination and in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the proposed Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in Graf’s definitive proxy statement filed with the SEC on Schedule 14A, in connection with the Extension, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with (i) the proposed Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and Big3 with the SEC and (ii) the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement, the Registration Statement and the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Extension and the proposed Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the Extension Proxy Statement and the Registration Statement and proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the proposed Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the proposed Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by the Parties, the anticipated business of Big3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of Big3, expected operating costs of Pubco, Big3 and their subsidiaries, the upside potential and opportunity for investors, Big3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of Graf’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “future,” “potential,” “plan,” “may,” “will,” “will be,” “will continue,” and similar expressions; but this Report may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: uncertainties as to the timing of the completion of the proposed Business Combination; the risk that the proposed Business Combination may not be completed in a timely manner or at all; the risk that the proposed Business Combination may not be completed by Graf’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of Graf’s shareholders; the risk that the announcement and pendency of the proposed Business Combination could have adverse effects on the market price of Graf’s securities, including if the proposed Business Combination is not consummated; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the failure of Pubco to obtain or maintain the listing of its securities on the national securities exchange after the closing of the proposed Business Combination; costs related to the proposed Business Combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the proposed Business Combination on Big3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting Big3’s management’s attention from Big3’s ongoing business operations; risks related to increased competition in the industries in which Big3 will operate; risks that after consummation of the proposed Business Combination, Big3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the proposed Business Combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the proposed Business Combination; and those risk factors discussed in documents of Pubco, Big3 or Graf filed, or to be filed, with the SEC.

No Offer or Solicitation

This Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco, Big3, Graf or any of their respective affiliates. No such offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein; any representation to the contrary is a criminal offense.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 12, 2026.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF GLOBAL CORP.

	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 12, 2026